Exhibit 99.1

PARAMOUNT LAUNCHES All-CASH TENDER OFFER TO ACQUIRE WARNER BROS. DISCOVERY FOR $30 PER SHARE

•	Offer provides superior value, and a more certain and quicker path to completion to WBD shareholders

•	Equity to be backstopped by Ellison Family and RedBird Capital in addition to debt fully committed by Bank of America, Citi and Apollo

•	Obligation to take offer directly to WBD shareholders over concerns they were not presented most compelling and superior transaction

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Netflix transaction provides WBD shareholders with inferior and uncertain value, a protracted and uncertain multi-jurisdictional regulatory clearance process, a complex and volatile mix of equity and cash, and ownership of Global Networks as a standalone overleveraged company whose future trading value is uncertain

Los Angeles and New York, December 8, 2025 – Paramount, a Skydance Corporation (NASDAQ: PSKY) (“Paramount”), today announced it has commenced an all-cash tender offer to acquire all of the outstanding shares of Warner Bros. Discovery, Inc. (NASDAQ: WBD) (“WBD”) for $30.00 per share in cash. Paramount’s proposed transaction is for the entirety of WBD, including the Global Networks segment.

Paramount’s strategically and financially compelling offer to WBD shareholders provides a superior alternative to the Netflix (NASDAQ: NFLX) transaction, which offers inferior and uncertain value and exposes WBD shareholders to a protracted multi-jurisdictional regulatory clearance process with an uncertain outcome along with a complex and volatile mix of equity and cash.

The Paramount offer for the entirety of WBD provides shareholders $18 billion more in cash than the Netflix consideration. WBD’s Board of Directors recommendation of the Netflix transaction over Paramount’s offer is based on an illusory prospective valuation of Global Networks that is unsupported by the business fundamentals and encumbered by high levels of financial leverage assigned to the entity.

David Ellison, Chairman and CEO of Paramount, said: “WBD shareholders deserve an opportunity to consider our superior all-cash offer for their shares in the entire company. Our public offer, which is on the same terms we provided to the Warner Bros. Discovery Board of Directors in private, provides superior value, and a more certain and quicker path to completion. We believe the WBD Board of Directors is pursuing an inferior proposal which exposes shareholders to a mix of cash and stock, an uncertain future trading value of the Global Networks linear cable business and a challenging regulatory approval process. We are taking our offer directly to shareholders to give them the opportunity to act in their own best interests and maximize the value of their shares.”

Paramount’s proposal is more compelling to WBD shareholders on several fronts:

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Price: an all-cash offer at $30.00 per share, equating to an enterprise value of $108.4 billion, which represents a 139% premium to the undisturbed WBD stock price of $12.54 as of September 10, 2025. In contrast, the Netflix proposal entails a volatile and complex structure valued at $27.75 mix of cash ($23.25) and stock ($4.50), subject to collar and the future performance of Netflix, equating to an enterprise value of $82.7 billion (excluding SpinCo).

•	Structure: Paramount proposal is for all of WBD, without leaving WBD shareholders with a sub-scale and highly leveraged stub in Global Networks, as the Netflix agreement assumes.

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Timeline and regulatory certainty: Paramount is highly confident in achieving expeditious regulatory clearance for its proposed offer, as it enhances competition and is pro-consumer, while creating a strong champion for creative talent and consumer choice. In contrast, the Netflix transaction is predicated on the unrealistic assumption that its anticompetitive combination with WBD, which would entrench its monopoly with a 43% share of global Subscription Video on Demand (SVOD) subscribers, could withstand multiple protracted regulatory challenges across the world. In many European Union countries the Netflix transaction would combine the dominant SVOD player with the number two or strong number three competitor. The Netflix transaction creates a clear risk of higher prices for consumers, lower pay for content creators and talent and the destruction of American and international theatrical exhibitors. Netflix has never undertaken large-scale acquisitions, resulting in increased execution risk which WBD shareholders would have to endure.

Despite Paramount submitting six proposals over the course of 12 weeks, WBD never engaged meaningfully with these proposals which we believe deliver the best outcome for WBD shareholders. Paramount has now taken its offer directly to WBD shareholders and its Board of Directors to ensure they have the opportunity to pursue this clearly superior alternative.

Ellison continued, “We believe our offer will create a stronger Hollywood. It is in the best interests of the creative community, consumers and the movie theater industry. We believe they will benefit from the enhanced competition, higher content spend and theatrical release output, and a greater number of movies in theaters as a result of our proposed transaction. We look forward to working to expeditiously deliver this opportunity so that all stakeholders can begin to capitalize on the benefits of the combined company.”

The combination of Paramount and WBD would create a unique global media company and a transformative force in a next generation entertainment leader:

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Scaled Hollywood champion: Paramount will invest to grow the creative engines at the heart of WBD and Paramount, maintaining the studios of both companies and focusing on attracting and retaining world-class creative talent to grow the scaled supply of high-quality content for our combined services and third-party distribution. This includes maintaining the current WBD theatrical slate with plans for additional growth.

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A stronger supporter of movie theaters: Paramount strongly believes in the value of releasing feature movies in theaters and will continue to do so for the theatrical content of both Paramount and WBD studios.

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Attractive DTC potential: Bringing together the resources of Paramount and WBD will create a combined company with an attractive direct-to-consumer footprint positioned for substantial profitability growth.

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Pro-competitive: Combination of Paramount+ and HBO Max offers consumers a competitive direct-to-consumer service that increases choice and value by creating a meaningful competitor to the incumbent dominant Netflix and powerhouses Amazon and Disney.

•	Technology leadership: The group’s close technology relationship with Oracle and its ecosystem will provide it with significant engineering and innovation opportunities.

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Broad sports rights portfolio: The combined company will create a premier platform for global sports across all distribution formats and hold sports rights including the NFL, Olympics, UFC, PGA Tour, NHL, Big Ten and Big 12 Football, NCAA College Basketball, and Champions League, with the ability to distribute these rights collectively across all of our platforms.

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Stronger linear networks: A more diversified and better-scaled suite of cable networks that will deliver content across general entertainment, sports and news coupled with our CBS Network and stations. This will dramatically improve cash flow and increase efficiencies, leading to a division more capable of managing structural linear declines, while providing advertisers with a more appealing partner that can provide cross-channel activations and sales.

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Well-positioned to invest in growth: Combined balance sheet and cash flows will enable continued investment in growth initiatives, as demonstrated by the marquee deals announced by Paramount since the close of the Skydance merger – with Trey Parker and Matt Stone, the UFC, the Duffer Brothers and Activision, among others. The combined company’s resources and backing of Paramount’s committed investors will support increased investment in content generation, reinvigorating the media industry and enhancing competition.

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Disciplined financial approach: Combined business will execute on a $6+ billion cost synergy opportunity, in addition to the more than $3 billion in standalone cost efficiencies that Paramount expects to achieve in its current transformation plans.

WBD shareholders can find additional information about Paramount’s superior proposal at www.StrongerHollywood.com.

Approvals, Financing and Advisors

Paramount’s tender offer, which was approved unanimously by its Board of Directors, is scheduled to expire at 5:00 p.m. New York City Time on January 8, 2026, unless the offer is extended. The full terms, conditions and other details of the tender offer are set forth in the offering documents that Paramount is filing today with the Securities and Exchange Commission.

Paramount will today submit a premerger notification filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with its tender offer for WBD and stands ready to secure all necessary regulatory approvals expeditiously.

The proposed transaction will not be subject to any financing condition and will be financed by new equity backstopped by Paramount’s well-capitalized principal equity holders, and $54 billion of debt commitments from Bank of America, Citi and Apollo.

Centerview Partners LLC and RedBird Advisors are acting as lead financial advisors to Paramount, and Bank of America Securities, Citi and M. Klein & Company are also acting as financial advisors. Cravath, Swaine & Moore LLP and Latham & Watkins LLP are acting as legal counsel to Paramount.

Conference Call and Webcast

Paramount will conduct a conference call and webcast today at 10:30am ET to discuss its superior offer. A live audio webcast will be available on Paramount’s Investors homepage at ir.paramount.com. The conference call can also be accessed by dialing +1 833 470 1428 and using access code 940762. Please use the following link for global dial-in numbers. Please call five minutes in advance to ensure that you are connected prior to the call. An audio replay of the call will be available in the Events and Webcasts section of Paramount’s Investors homepage.

About Paramount, a Skydance Corporation

Paramount, a Skydance Corporation (NASDAQ: PSKY) is a leading, next-generation global media and entertainment company, comprised of three business segments: Filmed Entertainment, Direct-to-Consumer, and TV Media. Paramount’s portfolio unites legendary brands, including Paramount Pictures, Paramount Television, CBS – America’s most-watched broadcast network, CBS News, CBS Sports, Nickelodeon, MTV, BET, Comedy Central, Showtime, Paramount+, Paramount TV, and Skydance’s Animation, Film, Television, Interactive/Games, and Sports divisions. For more information, please visit https://www.paramount.com/.

Cautionary Note Regarding Forward-Looking Statements

This communication contains both historical and forward-looking statements, including statements related to Paramount’s future financial results and performance, potential achievements, anticipated reporting segments and industry changes and developments. All statements that are not statements of historical fact are, or may be deemed to be, “forward-looking statements”. Similarly, statements that describe Paramount’s objectives, plans or goals are or may be forward-looking statements. These forward-looking statements reflect Paramount’s current expectations concerning future results and events; generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “will,” “may,” “could,” “estimate” or other similar words or phrases; and involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause Paramount’s actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements. These risks, uncertainties and other factors include, among others: the outcome of the tender offer by Paramount and Prince Sub Inc. (the “Tender Offer”) to purchase for cash all of the outstanding Series A common stock of WBD or any discussions between Paramount and WBD with respect to a possible transaction (including, without limitation, by means of the Tender Offer, the “Potential Transaction”), including the possibility that the Tender Offer will not be successful, that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein, the conditions to the completion of the Potential Transaction or the previously announced transaction between Warner Bros. and Netflix Inc. (“Netflix”) pursuant to the Agreement and Plan of Merger, dated December 4, 2025, among Netflix, Nightingale Sub, Inc., Warner Bros. and New Topco 25, Inc. (the “Proposed Netflix Transaction”), including the receipt of any required stockholder and regulatory approvals for either transaction, the proposed financing for the Potential Transaction, the indebtedness Paramount expects to incur in connection with the Potential Transaction and the total indebtedness of the combined companies, the possibility that Paramount may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate the operations of WBD with those of Paramount, and the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Potential Transaction; risks related to Paramount’s streaming business; the adverse impact on Paramount’s advertising revenues as a result of changes in consumer behavior, advertising market conditions and deficiencies in audience measurement; risks related to operating in highly competitive and dynamic industries, including cost increases; the unpredictable nature of consumer behavior, as well as evolving technologies and distribution models; risks related to Paramount’s decisions to make investments in new businesses, products, services and technologies, and the evolution of Paramount’s business strategy; the potential for loss of carriage or other reduction in or the impact of negotiations for the distribution of Paramount’s content;

damage to Paramount’s reputation or brands; losses due to asset impairment charges for goodwill, intangible assets, FCC licenses and content; liabilities related to discontinued operations and former businesses; increasing scrutiny of, and evolving expectations for, sustainability initiatives; evolving business continuity, cybersecurity, privacy and data protection and similar risks; content infringement; domestic and global political, economic and regulatory factors affecting Paramount’s businesses generally, including tariffs and other changes in trade policies; the inability to hire or retain key employees or secure creative talent; disruptions to Paramount’s operations as a result of labor disputes; the risks and costs associated with the integration of, and Paramount’s ability to integrate, the businesses of Paramount Global and Skydance Media, LLC successfully and to achieve anticipated synergies; volatility in the prices of Paramount’s Class B Common Stock; potential conflicts of interest arising from Paramount’s ownership structure with a controlling stockholder; and other factors described in Paramount’s news releases and filings with the Securities and Exchange Commission (the “SEC”), including but not limited to Paramount’s most recent Annual Report on Form 10-K and Paramount’s reports on Form 10-Q and Form 8-K. There may be additional risks, uncertainties and factors that Paramount does not currently view as material or that are not necessarily known. The forward-looking statements included in this communication are made only as of the date of this report, and Paramount does not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.

Additional Information

This communication does not constitute an offer to buy or a solicitation of an offer to sell securities. This communication relates to a proposal that Paramount has made for an acquisition of WBD and the Tender Offer that Paramount, through Prince Sub Inc., its wholly owned subsidiary, has made to WBD stockholders. The Tender Offer is being made pursuant to a tender offer statement on Schedule TO (including the offer to purchase, the letter of transmittal and other related offer documents), filed with the SEC on December 8, 2025. These materials, as may be amended from time to time, contain important information, including the terms and conditions of the offer. Subject to future developments, Paramount (and, if a negotiated transaction is agreed, WBD) may file additional documents with the SEC. This communication is not a substitute for any proxy statement, tender offer statement, or other document Paramount and/or WBD may file with the SEC in connection with the proposed transaction.

Investors and security holders of WBD are urged to read the tender offer statement(s) (including the offer to purchase, the letter of transmittal and other related offer documents), and any other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of WBD. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Paramount through the website maintained by the SEC at http://www.sec.gov.

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Paramount and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies against the Proposed Netflix Transaction. You can find information about Paramount’s executive officers and directors in Paramount’s Current Reports on Form 8-K filed with the SEC on August 7, 2025, and September 16, 2025, and Paramount’s Quarterly Report on Form 10-Q filed with the SEC on November 10, 2025. Additional information regarding the interests of such potential participants will be included in one or more proxy statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website at http://www.sec.gov.

Media Contacts:

Paramount

Melissa Zukerman / Laura Watson

msz@paramount.com / Laura.watson@paramount.com

Brunswick Group

ParamountSkydance@brunswickgroup.com

Gagnier Communications

Dan Gagnier

dg@gagnierfc.com

Investor Contacts:

Paramount

Kevin Creighton / Logan Thomas

Kevin.Creighton@paramount.com / Logan.Thomas@paramount.com

Okapi Partners

(212) 297-0720

Toll-Free: (844) 343-2621

info@okapipartners.com